Decommissioning Liabilities	12 Months Ended
Dec. 31, 2018
Asset Retirement Obligation Disclosure1 [Abstract]
Decommissioning Liabilities

10.	DECOMMISSIONING LIABILITIES
A decommissioning liability is recognized in the period in which it is incurred, on a discounted cash flow basis, if a reasonable estimate can be made. The liability accretes to its full value over time through charges to earnings or loss. In addition, the discounted value is added to the carrying amount of mineral property, plant and equipment, and is amortized on a units-of-production basis over the life of the mine. A continuity of the decommissioning liability is as follows:

Total
Balance – December 31, 2016	$39.6
Liability assumed on acquisition	2.4
Reclamation expenditures	(0.1)
Accretion expense	2.6
Revisions to expected discounted cash flows	0.1
Balance – December 31, 2017	$44.6
Reclamation expenditures	(0.9)
Accretion expense	3.0
Revisions to expected discounted cash flows	(1.8)
Balance – December 31, 2018	$44.9

The majority of the expenditures are expected to occur between 2021 and 2036. The discount rates used in discounting the estimated reclamation and closure cost obligations were between 2.3% and 8.4% for the year ended December 31, 2018 (2017 – 2.3% and 7.6%), and the inflation rate used was between 2.0% and 4.2% for the year ended December 31, 2018 (2017 – 2.0% and 4.0%).
The total undiscounted value of the decommissioning liabilities at December 31, 2018 was $53.4 million (2017 - $53.2 million).